UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

Beyond Commerce, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52490	98-0512515
(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite 500 Las Vegas, Nevada, 89169
(Address of Principal Executive Offices)

(702) 675-8022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.Entry into a Material Definitive Agreement.

As previously disclosed, on April 8, 2022, Beyond Commerce, Inc. (the “Company”) entered into a letter of intent (the “Letter of Intent”) with Electric Built Inc., a provider of electric vehicle design and engineering services (“Electric Built”), pursuant to which the Company will acquire the business of Electric Built (the “Transaction”). The Transaction shall provide the Company with exclusive access to Electric Built’s commercial business know-how and business connections and operations, with such structure to be negotiated by the parties. Consummation of the Transaction shall be subject to the execution of a mutually satisfactory definitive agreement by the Company and Electric Built (the “Definitive Agreement”). Pursuant to the Letter of Intent, in exchange for exclusivity in negotiating the transaction, the Company has issued $50,000 in shares of restricted common stock of the Company, to be released at Closing of the Definitive Agreement. Additionally, the Company has been given a right of first refusal to purchase the assets, intellectual property and all other assorted property of Electrogistics, Inc.

The Company and Electric Built entered into a Stock Purchase Agreement (the “SPA”) dated as of June 27, 2022, setting forth the definitive terms and condition for the Transaction, whereby the Company would acquire, for a balance of $950,000 in the form of shares of the Company’s common stock, all equity of Electric Built. Pursuant to the SPA, the SPA is subject to termination if due diligence review and required conditions for closing have not been satisfied by September 20, 2022 (the “Termination Date”).

On September 14, 2022, the Company and Electric Built entered into a First Amendment to the SPA (the “Amendment”), whereby the Termination Date was extended until October 31, 2022.

The foregoing descriptions of each of the SPA and Amendment are qualified in their entirety by reference to the full text of such agreements, the forms of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and is incorporated herein by reference.

Item 9.01.Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Stock Purchase Agreement
10.2	Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Dated: September 16, 2022	By:	/s/ Geordan Pursglove
Geordan G. Pursglove Chief Executive Officer, President and Director